    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 30, 2004
                                                      REGISTRATION NOS.: 2-81151
                                                                        811-3639
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 24                     [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940                               [X]
                                AMENDMENT NO. 25                             [X]
                              ---------------------
                MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

             CARL FRISCHLING, ESQ.                 STUART M. STRAUSS, ESQ.
      KRAMER LEVIN NAFTALIS & FRANKEL LLP          CLIFFORD CHANCE US LLP
               919 THIRD AVENUE                      31 WEST 52ND STREET
           NEW YORK, NEW YORK 10022               NEW YORK, NEW YORK 10019

                              ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

  As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

              [X] Immediately upon filing pursuant to paragraph (b)
              [ ] On (date) pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(1)
              [ ] On (date) pursuant to paragraph (a)(1)
              [ ] 75 days after filing pursuant to paragraph (a)(2)
              [ ] On (date) pursuant to paragraph (a)(2) of Rule 485

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

              [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                                                            [GRAPHIC OMITTED]
                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                               DEVELOPING GROWTH
                                                                SECURITIES TRUST

                               A mutual fund that seeks long-term capital growth

--------------------------------------------------------------------------------

    [MORGAN STANLEY LOGO OMITTED]

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      Prospectus
                                                               November 30, 2004

Contents

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS...........................................Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

[GRAPHIC OMITTED]

Morgan Stanley Developing Growth Securities Trust seeks long-term capital growth.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

[sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[end sidebar]

[GRAPHIC OMITTED]

The Fund will normally invest at least 65% of its assets in common stocks
(including depositary receipts) and other equity securities. The Fund's
"Investment Adviser," Morgan Stanley Investment Advisors Inc., follows a flexible investment program in seeking to achieve the Fund's investment objective. The Investment Adviser focuses on companies it believes have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the Investment Adviser studies company developments, including business strategy and financial results.
Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. The Investment Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Fund's other equity securities may include convertible securities and preferred stocks. The Fund will invest primarily in smaller and medium-sized companies. The Investment Adviser focuses its securities selection upon a diversified group of emerging growth companies that it believes have prospects of achieving significant profit gains. The Fund may also invest in securities issued in initial public offerings ("IPOs").

The Fund may invest up to 10% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

                                                                               1

The remaining 35% of the Fund's assets may be invested in fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and corporate debt securities rated Baa or better by Moody's
Investor Services. In addition, the Fund may utilize forward foreign currency exchange contracts.

In pursuing the Fund's investment objective, the Investment Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the
Investment Adviser in its discretion may determine to use some permitted trading strategies while not using others.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS AND OTHER EQUITY SECURITIES. A principal risk of investing in the
Fund is associated with its investments in common stocks and other equity securities. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

SMALL & MEDIUM CAPITALIZATION COMPANIES. The Fund's investments in smaller and medium-sized companies carry more risk than investments in larger companies.
While some of the Fund's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Fund's ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Because there are no credit quality restrictions concerning the Fund's convertible securities investments, these investments may be speculative in nature.

FOREIGN SECURITIES. The Fund may invest up to 35% of its assets in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and corporate debt securities rated Baa or better by
Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Adviser. The Fund's investments in foreign securities involve risks that are in

addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the
Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S.
companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.
In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

SHARES OF IPOS. Fund purchases of shares issued in IPOs expose the Fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment
Adviser cannot guarantee continued access to IPOs.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially. Fixed-income securities rated Baa by Moody's
Investors Service or BBB by Standard & Poor's have speculative characteristics.

                                                                               3

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with fixed-income securities and forward foreign currency exchange contracts. For more information about risks, see the
"Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE

[sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.
[end sidebar]

[GRAPHIC OMITTED]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                               [BAR CHART OMITTED]

 1994    1995    1996    1997    1998   1999    2000     2001     2002     2003
 ----    ----    ----    ----    ----   ----    ----     ----     ----     ----
-4.61%  47.69%  12.25%  13.34%  7.81%  98.98%  -23.28%  -26.81%  -28.52%  39.50%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees.
The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of September 30, 2004 was 6.63%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 59.25% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -25.93% (quarter ended March 31, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

[sidebar]
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[end sidebar]

--------------------------------------------------------------------------------------------------------
                                            PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS    LIFE OF FUND
--------------------------------------------------------------------------------------------------------

Class A1 -- Return Before Taxes               33.23%           1.90%           --             3.54%
--------------------------------------------------------------------------------------------------------
  Russell Midcap Growth Index(2)              42.71%           2.01%           --             4.70%
--------------------------------------------------------------------------------------------------------
  Lipper Mid-Cap Growth Funds Index(3)        35.42%           2.18%           --             4.13%
--------------------------------------------------------------------------------------------------------
Class B1 -- Return Before Taxes               34.50%           1.93%         7.97%              --
--------------------------------------------------------------------------------------------------------
  Return After Taxes on Distribution(4)       34.50%          -0.16%         5.80%              --
--------------------------------------------------------------------------------------------------------
  Returns After Taxes on Distributions
  and Sale of Fund Shares                     22.43%           1.26%         6.19%              --
--------------------------------------------------------------------------------------------------------
  Russell Midcap Growth Index(2)              42.71%           2.01%         9.40%              --
--------------------------------------------------------------------------------------------------------
  Lipper Mid-Cap Growth Funds Index(3)        35.42%           2.18%         8.25%              --
--------------------------------------------------------------------------------------------------------
Class C1 -- Return Before Taxes               38.57%           2.22%           --             3.64%
--------------------------------------------------------------------------------------------------------
  Russell Midcap Growth Index2                42.71%           2.01%           --             4.70%
--------------------------------------------------------------------------------------------------------
  Lipper Mid-Cap Growth Funds Index(3)        35.42%           2.18%           --             4.13%
--------------------------------------------------------------------------------------------------------
Class D1 -- Return Before Taxes               40.84%           3.21%           --             4.64%
--------------------------------------------------------------------------------------------------------
  Russell Midcap Growth Index(2)              42.71%           2.01%           --             4.70%
--------------------------------------------------------------------------------------------------------
  Lipper Mid-Cap Growth Funds Index(3)        35.42%           2.18%           --             4.13%
--------------------------------------------------------------------------------------------------------

(1)   Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on April 29, 1983.

(2)   The Russell Midcap Growth Index measures the performance of those Russell
      Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth
      Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)   The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
      Mid-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(4)   These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

                                                                               5

--------------------------------------------------------------------------------
FEES AND EXPENSES

[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of Shares. The
Fund does not charge account or exchange fees. See the "Share Class
Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.
[end sidebar]

------------------------------------------------------------------------------------------------------------------------
                                                              CLASS A          CLASS B          CLASS C          CLASS D
------------------------------------------------------------------------------------------------------------------------

  Maximum sales charge (load) imposed on purchases (as
  a percentage of offering price)                             5.25%(1)         None             None               None
------------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage
  based on the lesser of the offering price or net asset
  value at redemption)                                        None(2)          5.00%(3)         1.00%(4)           None
------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

[sidebar]
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets.
[end sidebar]

----------------------------------------------------------------------------------------------
                                             CLASS A       CLASS B       CLASS C       CLASS D
----------------------------------------------------------------------------------------------

  Management fee*                             0.42%         0.42%         0.42%         0.42%
----------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees       0.23%         1.00%         1.00%         None
----------------------------------------------------------------------------------------------
  Other expenses*                             0.39%         0.39%         0.39%         0.39%
----------------------------------------------------------------------------------------------
  Total annual Fund operating expenses*       1.04%         1.81%         1.81%         0.81%
----------------------------------------------------------------------------------------------

*     Expense information in the table has been restated to reflect current fees (see "Fund Management").

(1)   Reduced for purchases of $25,000 and over.

(2)   Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
      1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)   The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)   Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                         IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
              -------------------------------------------    -------------------------------------------
              1 YEAR     3 YEARS     5 YEARS     10 YEARS    1 YEAR     3 YEARS     5 YEARS     10 YEARS
              ------     ------      --------    --------    ------     ------      --------    --------

   Class A    $  625     $  839      $  1,069    $  1,729    $  625     $  839      $  1,069    $  1,729
   Class B    $  684     $  869      $  1,180    $  2,127    $  184     $  569      $    980    $  2,127
   Class C    $  284     $  569      $    980    $  2,127    $  184     $  569      $    980    $  2,127
   Class D    $   83     $  259      $    450    $  1,002    $   83     $  259      $    450    $  1,002

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's principal investment strategies.

FIXED-INCOME SECURITIES. The Fund may invest up to 35% of its assets in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, and corporate debt securities rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's or, if not rated, judged to be of comparable quality by the Investment Adviser.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this
Prospectus shows the Fund's portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the
Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the
Fund's shareholders. See the sections on "Distributions" and "Tax
Consequences."

                                                                               7

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the
Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the principal risks of investing in the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

--------------------------------------------------------------------------------
FUND MANAGEMENT

[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $110 billion in assets under management or administration as of October 31, 2004.
[end sidebar]

[GRAPHIC OMITTED]

The Fund has retained the Investment Adviser -- Morgan Stanley Investment
Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed within the Small/Mid Cap Growth team. Current members of the team include Dennis Lynch and David Cohen, Executive Directors of the Investment Adviser and Sam Chainani, Vice President of the Investment
Adviser.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Investment
Management Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the following annual rate: 0.50% of the portion of the Fund's average daily net assets not exceeding $500 million and 0.475% of the portion of the Fund's average daily net assets exceeding $500 million. For the fiscal year ended
September 30, 2004, the Fund paid total compensation to the Investment Adviser amounting to 0.50% of the Fund's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Investment Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of the Fund's average daily net assets not exceeding $500 million and 0.395% of the portion of the
Fund's average daily net assets exceeding $500 million. The administrative services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the
Administrator. Such change resulted in a .08% reduction in the advisory fee concurrent with the implementation of a .08% administration fee pursuant to the new administration agreement.

                                                                               9

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING FUND SHARES

[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the values of the
Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[sidebar]
CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[end sidebar]

--------------------------------------------------------------------------------
HOW TO BUY SHARES

[GRAPHIC OMITTED]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in it's sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each

person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares)
after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.
We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS

[sidebar]
EasyInvest (Registered Trademark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

                                                                                    MINIMUM INVESTMENT
                                                                                  -----------------------
  INVESTMENT OPTIONS                                                              INITIAL      ADDITIONAL

  Regular Accounts                                                                $  1,000      $    100
  Individual Retirement Accounts                                                  $  1,000      $    100
  Coverdell Education Savings Account                                             $    500      $    100
  EasyInvest (Registered Trademark)
  (Automatically from your checking or savings account or Money Market Fund)      $    100*     $    100*

*     Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES.  To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

                                                                              11

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND.  In addition to buying additional Fund shares for an existing account by contacting your Morgan
Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o    Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
     (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o    Make out a check for the total amount payable to: Morgan Stanley Developing
     Growth Securities Trust.

o    Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
     City, NJ 07303.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES
[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each
Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money
Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares (i)
acquired by exchange or dividend reinvestment; (ii) purchased through the automatic investment plan; and (iii) purchased by wrap-fee accounts that have an automatic rebalancing feature. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES.  You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley
Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market
Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice.
The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES.  For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York
Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares --
and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call (800) 869-NEWS.

                                                                              13

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley
Financial Advisor  Financial Advisor or other authorized financial representative.

                   Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of
                   instruction" that includes:

                   o your account number;

                   o the name of the Fund;

                   o the dollar amount or the number of shares you wish to sell;

                   o the Class of shares you wish to sell; and

                   o the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the
                   registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                   pre-designated bank account, you will need a signature
                   guarantee. You can obtain a signature guarantee from an
                   eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a
                   signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or
                   executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                   Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                   instructions.
--------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a
Withdrawal Plan    total market value of at least $10,000, you may elect to
                   withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                   section of this Prospectus.

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------
Systematic         To sign up for the Systematic Withdrawal Plan, contact your
Withdrawal Plan    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You
(continued)        may terminate or suspend your plan at any time. Please
                   remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                   account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES.  After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS.  Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE.  If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES.  The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b)
Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered
Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS.  If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

                                                                              15

--------------------------------------------------------------------------------
DISTRIBUTIONS

[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
[end sidebar]

[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders annually.
Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS.  Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax.
Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES.  Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this
Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

--------------------------------------------------------------------------------
                                                                  MAXIMUM ANNUAL
CLASS   SALES CHARGE                                                 12B-1 FEE
--------------------------------------------------------------------------------

  A     Maximum 5.25% initial sales charge reduced for purchase
        of $25,000 or more; shares sold without an initial sales
        charge are generally subject to a 1.0% CDSC during the
        first 18 months*                                               0.25%
--------------------------------------------------------------------------------
  B     Maximum 5.0% CDSC during the first year decreasing to
        0% after six years                                             1.00%
--------------------------------------------------------------------------------
  C     1.0% CDSC during the first year                                1.00%
--------------------------------------------------------------------------------
  D     None                                                           None
--------------------------------------------------------------------------------

*     Shares purchased without an initial sales charge prior to December 1,
      2004 will be subject to a 1.0% CDSC if sold during the first year.

                                                                              17

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or Class C shares, a redemption order) is placed that the purchase
(or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan
Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares, or the Fund's transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at
Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.
The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES  Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within eighteen months after the last day of the month of purchase. With respect to shares purchased prior to December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00%
on sales made within one year after the last day of the month of purchase. The
CDSC will be assessed in the same manner and with the same CDSC waivers as with
Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

[sidebar]
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
[end sidebar]

                                                   FRONT-END SALES CHARGE
                                       -------------------------------------------------
                                           PERCENTAGE OF         APPROXIMATE PERCENTAGE
  AMOUNT OF SINGLE TRANSACTION         PUBLIC OFFERING PRICE     OF NET AMOUNT INVESTED

  Less than $25,000                           5.25%                      5.54%
  $25,000 but less than $50,000               4.75%                      4.99%
  $50,000 but less than $100,000              4.00%                      4.17%
  $100,000 but less than $250,000             3.00%                      3.09%
  $250,000 but less than $500,000             2.50%                      2.56%
  $500,000 but less than $1 million           2.00%                      2.04%
  $1 million and over                         0.00%                      0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

o  A single account (including an individual, trust or fiduciary account).

o  Family member accounts (limited to spouse, and children under the age of 21).

o  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Tax-exempt organizations.

o  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE.  You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds. Shareholders also may combine such purchases made in a single-transaction by family members (limited to spouse, and children under the age of 21).

RIGHT OF ACCUMULATION.  You also may benefit from a reduced sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, which are currently held, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares of other Multi-Class Funds and shares of
FSC Funds equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

Existing holdings of family members or other related accounts of a shareholder may not be combined for purposes of determining eligibility.

                                                                              19

LETTER OF INTENT.  The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the historical cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS.  In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o   A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o   Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o   Qualified state tuition plans described in Section 529 of the Internal
    Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o   Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan
    Stanley serves as recordkeeper under an alliance or similar agreement with
    Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible
    Plans").

o   A Morgan Stanley Eligible Plan whose Class B shares have converted to Class
    A shares, regardless of the plan's asset size or number of eligible employees.

o   Insurance company separate accounts that have been approved by the Fund's distributor.

o   A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o   Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o   Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of
    21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES  Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[end sidebar]

  ----------------------------------------------------------------------------
  YEAR SINCE PURCHASE PAYMENT MADE     CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
  ----------------------------------------------------------------------------

  First                                                 5.0%
  Second                                                4.0%
  Third                                                 3.0%
  Fourth                                                2.0%
  Fifth                                                 2.0%
  Sixth                                                 1.0%
  Seventh and thereafter                                None
  ----------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS.  A CDSC, if otherwise applicable, will be waived in the case of:

o   Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
    registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
    Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o   Sales in connection with the following retirement plan "distributions": (i)
    lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2;
    or (iii) a tax-free return of an excess IRA contribution (a "distribution"
    does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

                                                                              21

o   Sales of shares in connection with the Systematic Withdrawal Plan of up to
    12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
    Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
    semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o   Sales of shares that are attributable to reinvested distributions from, or the proceeds of, certain unit investment trusts sponsored by Morgan Stanley
    DW.

o   Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.

DISTRIBUTION FEE.  Class B shares are subject to an annual distribution (12b-1)
fee of up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the
Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE.   After 10 years, Class B shares will convert automatically
to Class A shares of the Fund with no initial sales charge. The ten-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to
Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May, 2005).

Effective May 1, 2005, after eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased;
the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the
Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a
No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC.  There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of
5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution
(12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES  Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE.  Class C shares are subject to an annual distribution (12b-1)
fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares,
Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES  Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

                                                                              23

o   Investors participating in the Investment Adviser's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o   Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o   Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o   Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o   Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o   Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o   Investors who were shareholders of the Dean Witter Retirement Series on
    September 11, 1998 for additional purchases for their former Dean Witter
    Retirement Series accounts.

o   The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS.  To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class
D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2)
previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley
Funds you currently own that you acquired in exchange for those shares.
Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investement minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS  If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES)  The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of
1940 with respect to the distribution of Class A, Class B and Class C shares.
(Class D shares are offered without any distribution fee.) The Plan allows the
Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and
Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

The Investment Adviser and/or the distributor may pay compensation (out of their own funds and not as an expense of the Fund) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of
Additional Information.

                                                                              25

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of
Additional Information from the Fund's annual report, which is available upon request.

CLASS A SHARES

-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30,                     2004           2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $ 16.53        $ 12.52        $ 15.20        $ 37.74        $ 31.44
                                                    -------        -------        -------        -------        -------
Income (loss) from investment operations:
  Net investment income (loss)++                      (0.12)         (0.09)         (0.11)          0.00          (0.12)
  Net realized and unrealized gain (loss)              3.42           4.10          (2.57)        (14.40)         12.89
                                                    -------        -------        -------        -------        -------
Total income (loss) from investment operations         3.30           4.01          (2.68)        (14.40)         12.77
                                                    -------        -------        -------        -------        -------
Less distributions from net realized gain                --             --             --          (8.14)         (6.47)
                                                    -------        -------        -------        -------        -------
Net asset value, end of period                      $ 19.83        $ 16.53        $ 12.52        $ 15.20        $ 37.74
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         19.96%         32.03%        (17.63)%       (45.93)%        40.16%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.01%(2)       1.06%          1.02%          0.88%          0.85%
Net investment loss                                   (0.62)%(2)     (0.62)%        (0.68)%         0.00%         (0.35)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $49,312        $25,111        $14,826        $17,906        $44,008
Portfolio turnover rate                                 149%           202%           237%           213%           184%

++  The per share amounts were computed using an average number of shares outstanding during the period.

+   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Investment Manager had not waived part of its investment management fee, the ratios of expenses and net investment loss to average net assets would have been 1.04% and (0.65)%, respectively.

CLASS B SHARES

-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30,                     2004           2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $ 15.53        $ 11.86        $ 14.51        $ 36.70        $ 30.90
                                                    -------        -------        -------        -------        -------
Income (loss) from investment operations:
  Net investment loss++                               (0.24)         (0.19)         (0.23)         (0.18)         (0.44)
  Net realized and unrealized gain (loss)              3.20           3.86          (2.42)        (13.87)         12.71
                                                    -------        -------        -------        -------        -------
Total income (loss) from investment operations         2.96           3.67          (2.65)        (14.05)         12.27
                                                    -------        -------        -------        -------        -------
Less distributions from net realized gain                --             --             --          (8.14)         (6.47)
                                                    -------        -------        -------        -------        -------
Net asset value, end of period                      $ 18.49        $ 15.53        $ 11.86        $ 14.51        $ 36.70
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         19.06%         30.94%        (18.26)%       (46.37)%        39.12%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.78%(2)       1.87%          1.80%          1.70%          1.61%
Net investment loss                                   (1.39)%(2)     (1.43)%        (1.46)%        (0.82)%        (1.11)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $389,848       $293,619       $276,387       $443,652     $1,056,116
Portfolio turnover rate                                 149%           202%           237%           213%           184%

++  The per share amounts were computed using an average number of shares outstanding during the period.

+   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Investment Manager had not waived part of its investment management fee, the ratios of expenses and net investment loss to average net assets would have been 1.81% and (1.42)%, respectively.

                                                                              27

FINANCIAL HIGHLIGHTS (Continued)

CLASS C SHARES

-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30,                     2004           2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $ 15.57        $ 11.88        $ 14.54        $ 36.76        $ 30.95
                                                    -------        -------        -------        -------        -------
Income (loss) from investment operations:
  Net investment loss++                               (0.24)         (0.19)         (0.23)         (0.18)         (0.42)
  Net realized and unrealized gain (loss)              3.22           3.88          (2.43)        (13.90)         12.70
                                                    -------        -------        -------        -------        -------
Total income (loss) from investment operations         2.98           3.69          (2.66)        (14.08)         12.28
                                                    -------        -------        -------        -------        -------
Less distributions from net realized gain                --             --             --          (8.14)         (6.47)
                                                    -------        -------        -------        -------        -------
Net asset value, end of period                      $ 18.55        $ 15.57        $ 11.88        $ 14.54        $ 36.76
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         19.14%         31.06%        (18.29)%       (46.37)%        39.09%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.78%(2)       1.82%          1.80%          1.70%           1.61%
Net investment loss                                   (1.39)%(2)     (1.38)%        (1.46)%        (0.82)%        (1.11)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $29,208         $6,912         $5,986         $7,793        $17,007
Portfolio turnover rate                                 149%           202%           237%           213%           184%

++  The per share amounts were computed using an average number of shares outstanding during the period.

+   Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Investment Manager had not waived part of its investment management fee, the ratios of expenses and net investment loss to average net assets would have been 1.81% and (1.42)%, respectively.

CLASS D SHARES

-------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED SEPTEMBER 30,                     2004           2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $ 16.83        $ 12.72        $ 15.41        $ 38.07        $ 31.60
                                                    -------        -------        -------        -------        -------
Income (loss) from investment operations:
  Net investment income (loss)++                      (0.07)         (0.06)         (0.07)          0.03           0.03
  Net realized and unrealized gain (loss)              3.48           4.17          (2.62)        (14.55)         12.91
                                                    -------        -------        -------        -------        -------
Total income (loss) from investment operations         3.41           4.11          (2.69)        (14.52)         12.94
                                                    -------        -------        -------        -------        -------
Less distributions form net realized gain                --             --             --          (8.14)         (6.47)
                                                    -------        -------        -------        -------        -------
Net asset value, end of period                      $ 20.24        $ 16.83        $ 12.72        $ 15.41        $ 38.07
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         20.26%         32.31%        (17.46)%       (45.83)%        40.53%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               0.78%(2)       0.87%          0.80%          0.70%          0.61%
Net investment income (loss)                          (0.39)%(2)     (0.43)%        (0.46)%         0.18%         (0.11)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $85,031       $104,190        $62,606        $57,436        $66,696
Portfolio turnover rate                                 149%           202%           237%           213%           184%

++  The per share amounts were computed using an average number of shares outstanding during the period.

+   Calculated based on the net asset value as of the last business day of the period.

(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

(2) If the Investment Manager had not waived part of its investment management fee, the ratios of expenses and net investment loss to average net assets would have been 0.81% and (0.42)%, respectively.

                                                                              29

NOTES

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                                                                              31

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MORGAN STANLEY FUNDS

EQUITY

-------------------------------------------------

BLEND/CORE

Total Return Trust
Fund of Funds - Domestic Portfolio

-------------------------------------------------

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

-------------------------------------------------

GLOBAL/INTERNATIONAL

European Growth Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

-------------------------------------------------

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

-------------------------------------------------

INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

-------------------------------------------------

SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

-------------------------------------------------

VALUE

Dividend Growth Securities
Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

-------------------------------------------------

TAXABLE SHORT TERM

Limited Duration Fund(NL)
Limited Duration U.S. Treasury Trust

-------------------------------------------------

TAXABLE INTERMEDIATE TERM

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Quality Income Trust
U.S. Government Securities Trust

-------------------------------------------------

TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust(NL)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET

-------------------------------------------------

TAXABLE

Liquid Asset Fund
U.S. Government Money Market

-------------------------------------------------

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for the Limited
Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a
mutual fund offering multiple classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Funds and Money Market Funds.

Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the
Fund, or to make shareholder inquiries, please call (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information)
can be viewed and copied at the Securities and Exchange Commission's (the
"SEC") Public Reference Room in Washington, DC. Information about the Reference
Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public
Reference Section of the SEC, Washington, DC 20549-0102.

                                 TICKER SYMBOLS:
                       ----------------------------------
                       CLASS A:  DGRAX    CLASS B:  DGRBX
                       ----------------------------------
                       CLASS C:  DGRCX    CLASS D:  DGRDX
                       ----------------------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3639)

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2004 Morgan Stanley

CLF# 37905 PRO-00

[MORGAN STANLEY LOGO OMITTED]

                                                            [GRAPHIC OMITTED]
                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                               DEVELOPING GROWTH
                                                                SECURITIES TRUST

                                                                     37905 11/04

                                                                      Prospectus
                                                               November 30, 2004

STATEMENT OF ADDITIONAL INFORMATION                            MORGAN STANLEY
                                                               DEVELOPING GROWTH
                                                               SECURITIES TRUST

NOVEMBER 30, 2004

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The
Prospectus (dated November 30, 2004) for Morgan Stanley Developing Growth
Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley
Developing Growth Securities Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

        C.  Services Provided by the Investment Adviser and the

Appendix A. Morgan Stanley Investment Management Proxy Voting
and Procedures ............................................................. A-1

                                        2

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Administrator" or "Morgan Stanley Services" - Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment
Adviser.

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Developing Growth Securities Trust, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Adviser" - Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

                                       3

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on December 28, 1982, with the name Dean Witter
Developing Growth Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Developing Growth Securities Trust.
Effective June 18, 2001, the Fund's name was changed to Morgan Stanley
Developing Growth Securities Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
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A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term capital growth.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers'
acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10%
or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc.
("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the

                                       4

institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur.
Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.
However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into
"cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be

                                       5

earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.
The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent

                                       6

event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a
"when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the
Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security
(the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired

                                       7

by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     WARRANTS. The Fund may acquire warrants. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or
Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     LEVERAGING. The Fund may borrow money from a bank in an amount up to 25%
of the Fund's total assets (including the amount borrowed) less its liabilities
(not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The Fund may borrow to seek to enhance capital appreciation by leveraging its investments through purchasing securities with borrowed funds. The Fund will maintain asset coverage with respect to any borrowings in accordance with the Investment
Company Act. Leveraging Fund investments has speculative characteristics.

                                       8

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment (unless otherwise noted); and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1.   Seek long-term capital growth.

     The Fund may not:

     1.   Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. government, its agencies or instrumentalities).

     2.   Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3.   Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, up to 25% of its total assets (valued at the time of investment) may be invested in any one industry classification used by the Fund for investment purposes. This restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or
          instrumentalities.

     4.   Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the U.S. government, its agencies or
          instrumentalities.

     5.   Borrow money, except from banks for investment purposes or as a temporary measure for extraordinary or emergency purposes.

     6.   Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the
          Investment Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

     7.   Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

     8.   Purchase or sell commodities or commodity futures contracts.

     9.   Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the
          Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     10.  Write, purchase or sell puts, calls, or combinations thereof.

     11.  Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     12.  Invest more than 5% of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New
          York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

                                       9

     13.  Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 5% of its net assets so long as shares of the Fund are being sold in those states.

     14.  Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b)
          borrowing money; or (c) lending portfolio securities.

     15.  Make loans of money or securities, except by: (a) the purchase of debt obligations; (b) investment in repurchase agreements; or (c) lending its portfolio securities.

     16.  Make short sales of securities.

     17.  Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities.

     18.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     19.  Invest for the purpose of exercising control or management of any other issuer.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J.
Kearns and Fergus Reid to serve as Independent Trustees on the Board of the
Fund, thereby consolidating the existing Board of the Fund with the Board of
Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund

                                       10

Complex (defined below) overseen by each Independent Trustee (as of December
31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment
Adviser (including, but not limited to, Morgan Stanley Investment Management
Inc.).

                                  POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      INDEPENDENT TRUSTEE         REGISTRANT     SERVED*
------------------------------- ------------- ------------

Michael Bozic (63)              Trustee       Since
c/o Kramer Levin Naftalis &                   April 1994
Frankel LLP
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY 10022-3902

Edwin J. Garn (72)              Trustee       Since
c/o Summit Ventures LLC                       January
One Utah Center                               1993
201 South Main Street
Salt Lake City, UT 84111-2215

Wayne E. Hedien (70)            Trustee       Since
c/o Kramer Levin Naftalis &                   September
Frankel LLP                                   1997
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY 10022-3902

                                                                       NUMBER OF
                                                                      PORTFOLIOS
                                                                        IN FUND
                                                                        COMPLEX
    NAME, AGE AND ADDRESS OF       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE                  PAST 5 YEARS**             BY TRUSTEE           BY TRUSTEE
------------------------------- ------------------------------------ ------------ ---------------------------

Michael Bozic (63)              Private Investor; Director or the        208      Director of Weirton
c/o Kramer Levin Naftalis &     Retail Funds (since April 1994)                   Trustee of Steel
Frankel LLP                     and the Institutional Funds (since                Corporation.
Counsel to the                  July 2003); formerly Vice
Independent Trustees            Chairman of Kmart Corporation
919 Third Avenue                (December 1998- October 2000),
New York, NY 10022-3902         Chairman and Chief Executive
                                Officer of Levitz Furniture
                                Corporation (November 1995-
                                November 1998) and President
                                and Chief Executive Officer of
                                Hills Department Stores (May
                                1991- July 1995); formerly
                                variously Chairman, Chief
                                Executive Officer, President and
                                Chief Operating Officer
                                (1987-1991) of the Sears
                                Merchandise Group of Sears,
                                Roebuck & Co.

Edwin J. Garn (72)              Managing Director of Summit              208      Director of Franklin Covey
c/o Summit Ventures LLC         Ventures LLC; Director or                         (time management
One Utah Center                 Trustee of the Retail Funds                       systems), BMW Bank of
201 South Main Street           (since January 1993) and the                      North America, Inc.
Salt Lake City, UT 84111-2215   Institutional Funds (since July                   (industrial loan
                                2003); member of the Utah                         corporation), United Space
                                Regional Advisory Board of                        Alliance (joint venture
                                Pacific Corp.; formerly United                    between Lockheed Martin
                                States Senator (R-Utah)                           and the Boeing Company)
                                (1974-1992) and Chairman,                         and Nuskin Asia Pacific
                                Senate Banking Committee                          (multilevel marketing);
                                (1980-1986), Mayor of Salt Lake                   member of the board of
                                City, Utah (1971-1974),                           various civic and
                                Astronaut, Space Shuttle                          charitable organizations.
                                Discovery (April 12-19, 1985),
                                and Vice Chairman, Huntsman
                                Corporation (chemical company).

Wayne E. Hedien (70)            Retired; Director or Trustee             208      Director of The PMI Group
c/o Kramer Levin Naftalis &     of the Retail Funds (since                        Inc. (private mortgage
Frankel LLP                     September 1997) and the                           insurance); Trustee and
Counsel to the                  Institutional Funds (since                        Vice Chairman of The
Independent Trustees            July 2003); formerly                              Field Museum of Natural
919 Third Avenue                associated with the Allstate                      History; director of
New York, NY 10022-3902         Companies (1966-1994), most                       various other business
                                recently as Chairman of The                       and charitable
                                Allstate Corporation (March                       organizations.
                                1993-December 1994) and
                                Chairman and Chief Executive
                                Officer of its wholly-owned
                                subsidiary, Allstate Insurance
                                Company (July 1989-December
                                1994).

----------
*     This is the earliest date the Trustee began serving the Retail Funds.
      Each Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                       11

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                               POSITION(S)   LENGTH OF                                      COMPLEX
   NAME, AGE AND ADDRESS OF     HELD WITH       TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE        REGISTRANT    SERVED*            PAST 5 YEARS**           BY TRUSTEE          BY TRUSTEE
----------------------------- ------------- ----------- -------------------------------- ------------ --------------------------

Dr. Manuel H. Johnson (55)    Trustee       Since       Senior Partner, Johnson Smick        208      Director of NVR, Inc.
c/o Johnson Smick                           July 1991   International, Inc., a                        (home construction);
International, Inc.                                     consulting firm; Chairman of                  Chairman and Trustee of
2099 Pennsylvania                                       the Audit Committee and                       the Financial Accounting
Avenue, N.W.                                            Director or Trustee of the                    Foundation (oversight
Suite 950                                               Retail Funds (since July 1991)                organization of the
Washington, D.C. 20006                                  and the Institutional Funds                   Financial Accounting
                                                        (since July 2003); Co-Chairman                Standards Board);
                                                        and a founder of the Group of                 Director of RBS
                                                        Seven Council (G7C), an                       Greenwich
                                                        international economic                        Capital Holdings
                                                        commission; formerly Vice                     (financial holding
                                                        Chairman of the Board of                      company).
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S.Treasury.

Joseph J. Kearns (62)         Trustee       Since       President, Kearns & Associates       209      Director of Electro Rent
c/o Kearns & Associates LLC                 July 2003   LLC (investment consulting);                  Corporation (equipment
PMB754                                                  Deputy Chairman of the Audit                  leasing), The Ford Family
23852 Pacific Coast Highway                             Committee and Director or                     Foundation, and the UCLA
Malibu, CA 90265                                        Trustee of the Retail Funds                   Foundation.
                                                        (since July 2003) and the
                                                        Institutional Funds (since
                                                        August 1994); previously
                                                        Chairman of the Audit
                                                        Committee of the Institutional
                                                        Funds (October 2001-July
                                                        2003); formerly CFO of the J.
                                                        Paul Getty Trust.

Michael E. Nugent (68)        Trustee       Since       General Partner of Triumph           208      Director of various
c/o Triumph Capital, L.P.                   July 1991   Capital, L.P., a private                      business organizations.
445 Park Avenue                                         investment partnership;
New York, NY 10022                                      Chairman of the Insurance
                                                        Committee and Director or
                                                        Trustee of the Retail Funds
                                                        (since July 1991) and the
                                                        Institutional Funds (since
                                                        July 2001); formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (72)              Trustee       Since       Chairman of Lumelite Plastics        209      Trustee and Director of
c/o Lumelite Plastics                       July 2003   Corporation; Chairman of the                  certain investment
Corporation                                             Governance Committee and                      companies in the
85 Charles Colman Blvd.                                 Director or Trustee of the                    JPMorgan Funds complex
Pawling, NY 12564                                       Retail Funds (since July 2003)                managed by J.P. Morgan
                                                        and the Institutional Funds                   Investment Management
                                                        (since June 1992).                            Inc.

----------
*     This is the earliest date the Trustee began serving the Retail Funds.
      Each Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund
Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.

                                       12

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                                POSITION(S)   LENGTH OF                                    OVERSEEN BY
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME     PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT   OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE        REGISTRANT    SERVED*            PAST 5 YEARS**             TRUSTEE           BY TRUSTEE
------------------------------ ------------- ----------- -------------------------------- ------------ -------------------------

Charles A. Fiumefreddo (71)    Chairman      Since       Chairman and Director or             208      None.
c/o Morgan Stanley Trust       of the        July 1991   Trustee of the Retail Funds
Harborside Financial Center,   Board                     (since July 1991) and the
Plaza Two,                     and                       Institutional Funds (since
Jersey City, NJ 07311          Trustee                   July 2003); formerly Chief
                                                         Executive Officer of the
                                                         Retail Funds (until September
                                                         2002).

James F. Higgins (56)          Trustee       Since       Director or Trustee of the           208      Director of AXA
c/o Morgan Stanley Trust                     June        Retail Funds (since June 2000)                Financial, Inc. and The
Harborside Financial                         2000        and the Institutional Funds                   Equitable Life Assurance
Center,                                                  (since July 2003); Senior                     Society of the United
Plaza Two,                                               Advisor of Morgan Stanley                     States (financial
Jersey City, NJ 07311                                    (since August 2000); Director                 services).
                                                         of the Distributor and Dean
                                                         Witter Realty Inc.; previously
                                                         President and Chief Operating
                                                         Officer of the Private Client
                                                         Group of Morgan Stanley (May
                                                         1999-August 2000), and
                                                         President and Chief Operating
                                                         Officer of Individual
                                                         Securities of Morgan Stanley
                                                         (February 1997-May 1999).

----------
*     This is the earliest date the Trustee began serving the Retail Funds.
      Each Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                              POSITION(S)         LENGTH
 NAME, AGE AND ADDRESS OF      HELD WITH          OF TIME                    PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER         REGISTRANT         SERVED*                            PAST 5 YEARS**
--------------------------   -------------   ----------------   -------------------------------------------------------

Mitchell M. Merin (51)       President       Since May 1999     President and Chief Operating Officer of Morgan
1221 Avenue of the                                              Stanley Investment Management Inc.; President,
Americas                                                        Director and Chief Executive Officer of the
New York, NY 10020                                              Investment Adviser and the Administrator; Chairman
                                                                and Director of the Distributor; Chairman and
                                                                Director of the Transfer Agent; Director of various
                                                                Morgan Stanley subsidiaries; President of the
                                                                Institutional Funds (since July 2003) and President of
                                                                the Retail Funds; Trustee (since July 2003) and
                                                                President (since December 2002) of the Van
                                                                Kampen Closed-End Funds; Trustee (since May
                                                                1999) and President (since October 2002) of the Van
                                                                Kampen Open-End Funds.

----------
*     This is the earliest date the Officer began serving the Retail Funds.
      Each Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                       13

                               POSITION(S)           LENGTH
 NAME, AGE AND ADDRESS OF       HELD WITH            OF TIME                    PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER         REGISTRANT            SERVED*                            PAST 5 YEARS**
-------------------------- ------------------ -------------------- -------------------------------------------------------

Ronald E. Robison (65)     Executive          Since April          Principal Executive Officer - Office of the Funds
1221 Avenue of the         Vice President     2003                 (since November 2003); Managing Director of
Americas                   and                                     Morgan Stanley & Co. Incorporated, Morgan Stanley
New York, NY 10020         Principal                               Investment Management Inc. and Morgan Stanley;
                           Executive                               Managing Director, Chief Administrative Officer and
                           Officer                                 Director of the Investment Adviser and the
                                                                   Administrator; Chief Executive Officer and Director of
                                                                   the Transfer Agent; Managing Director and Director
                                                                   of the Distributor; Executive Vice President and
                                                                   Principal Executive Officer of the Institutional Funds
                                                                   (since July 2003) and the Retail Funds (since April
                                                                   2003); Director of Morgan Stanley SICAV (since May
                                                                   2004); previously President and Director of the
                                                                   Institutional Funds (March 2001-July 2003) and Chief
                                                                   Global Operations Officer of Morgan Stanley
                                                                   Investment Management Inc.

Joseph J. McAlinden (61)   Vice President     Since July 1995      Managing Director and Chief Investment Officer of
1221 Avenue of the                                                 the Investment Adviser and Morgan Stanley
Americas                                                           Investment Management Inc.; Director of the Transfer
New York, NY 10020                                                 Agent, Chief Investment Officer of the Van Kampen
                                                                   Funds; Vice President of the Institutional Funds
                                                                   (since July 2003) and the Retail Funds (since July
                                                                   1995).

Barry Fink (49)            Vice President     Since February       General Counsel (since May 2000) and Managing
1221 Avenue of the                            1997                 Director (since December 2000) of Morgan Stanley
Americas                                                           Investment Management; Managing Director (since
New York, NY 10020                                                 December 2000), Secretary (since February 1997)
                                                                   and Director (since July 1998) of the Investment
                                                                   Adviser and the Administrator; Vice President of the
                                                                   Retail Funds; Assistant Secretary of Morgan Stanley
                                                                   DW; Vice President of the Institutional Funds;
                                                                   Managing Director, Secretary and Director of the
                                                                   Distributor; previously Secretary (February 1997-July
                                                                   2003) and General Counsel of the Retail Funds; Vice
                                                                   President and Assistant General Counsel of the
                                                                   Investment Adviser and the Administrator (February
                                                                   1997-December 2001).

Amy R. Doberman (42)       Vice President     Since July 2004      Managing Director and General Counsel, U.S.
1221 Avenue of the                                                 Investment Management; Managing Director of
Americas                                                           Morgan Stanley Investment Management Inc. and
New York, NY 10020                                                 the Investment Adviser, Vice President of the
                                                                   Institutional and Retail Funds (since July 2004); Vice
                                                                   President of the Van Kampen Funds; previously,
                                                                   Managing Director and General Counsel -
                                                                   Americas, UBS Global Asset Management (July
                                                                   2000-July 2004) and General Counsel, Aeltus
                                                                   Investment Management, Inc. (January 1997-July
                                                                   2000).

Carsten Otto (41)          Chief Compliance   Since October 1995   Executive Director and U.S. Director of Compliance
1221 Avenue of the         Officer                                 for Morgan Stanley Investment Management (since
Americas                                                           October 2004); Executive Director of the Investment
New York, NY 10020                                                 Adviser and Morgan Stanley Investment
                                                                   Management Inc.; formerly Assistant Secretary and
                                                                   Assistant General Counsel of the Morgan Stanley
                                                                   Retail Funds.

Stefanie V. Chang (38)     Vice President     Since July 2003      Executive Director of Morgan Stanley & Co.
1221 Avenue of the                                                 Incorporated, Morgan Stanley Investment
Americas                                                           Management Inc. and the Investment Adviser; Vice
New York, NY 10020                                                 President of the Institutional Funds (since December
                                                                   1997) and the Retail Funds (since July 2003);
                                                                   formerly practiced law with the New York law firm of
                                                                   Rogers & Wells (now Clifford Chance US LLP).

                                       14

                            POSITION(S)       LENGTH
 NAME, AGE AND ADDRESS OF    HELD WITH       OF TIME                  PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER      REGISTRANT       SERVED*                          PAST 5 YEARS**
-------------------------- ------------ ----------------- -----------------------------------------------------

Francis J. Smith (39)      Treasurer    Treasurer since   Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust   and Chief    July 2003 and     Administrator (since December 2001); previously,
Harborside Financial       Financial    Chief Financial   Vice President of the Retail Funds (September
Center,                    Officer      Officer since     2002-July 2003); Vice President of the Investment
Plaza Two,                              September 2002    Adviser and the Administrator (August
Jersey City, NJ 07311                                     2000-November 2001) and Senior Manager at
                                                          PricewaterhouseCoopers LLP (January 1998-August
                                                          2000).

----------
*     This is the earliest date the Officer began serving the Retail Funds.
      Each Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                POSITION(S)           LENGTH
 NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                    PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT           SERVED*                            PAST 5 YEARS**
--------------------------   ----------------   -----------------   ------------------------------------------------------

Thomas F. Caloia (58)        Vice President     Since July 2003     Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                            Assistant Treasurer of the Investment Adviser, the
Harborside Financial                                                Distributor and the Administrator; previously
Center,                                                             Treasurer of the Retail Funds (April 1989-July 2003);
Plaza Two,                                                          formerly First Vice President of the Investment
Jersey City, NJ 07311                                               Adviser, the Distributor and the Administrator.

Mary E. Mullin (37)          Secretary          Since July 2003     Executive Director of Morgan Stanley & Co.
1221 Avenue of the                                                  Incorporated, Morgan Stanley Investment
Americas                                                            Management Inc. and the Investment Adviser;
New York, NY 10020                                                  Secretary of the Institutional Funds (since June
                                                                    1999) and the Retail Funds (since July 2003);
                                                                    formerly practiced law with the New York law firms of
                                                                    McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                    Meagher & Flom LLP.

----------
*     This is the earliest date the Officer began serving the Retail Funds.
      Each Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Daniel Burton, Marilyn K. Cranney, Joanne Doldo,
Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc.
and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on
July 31, 2003.

                                       15

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2003)                         (AS OF DECEMBER 31, 2003)
------------------------   -----------------------------------------------   -----------------------------------------------

Independent:
Michael Bozic                                   None                                          over $100,000
Edwin J. Garn                            $10,001 - $50,000                                    over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Joseph J. Kearns(1)                             None                                          over $100,000
Michael E. Nugent                               None                                          over $100,000
Fergus Reid(1)                                  None                                          over $100,000
Interested:
Charles A. Fiumefreddo                          None                                          over $100,000
James F. Higgins                                None                                          over $100,000

----------
(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2003, Messrs. Kearns and Reid had deferred a total of
      $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees of the Fund has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full
Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended September 30, 2004, the Audit Committee held nine meetings.

     The members of the Audit Committee of the Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit
Committee is an interested person, as defined under the Investment

                                       16

Company Act, of the Fund. Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc.
(NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel
H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an
Independent Trustee. The current Chairman of the Governance Committee is Fergus
Reid. During the Fund's fiscal year ended September 30, 2004, the Governance
Committee held one meeting.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the
Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's
Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were 27 meetings of the Board of Trustees of the Fund held during the fiscal year ended September 30, 2004. The Independent Trustees of the Fund
also met five times during that time, in addition to the 27 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's
fiscal year ended September 30, 2004, the Insurance Committee held six meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent
Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue.
Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee,

                                       17

Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C.  COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional
Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000.
Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional
Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each
Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment
Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee or Officer.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of
Trustees, the Independent Trustees or Committees of the Board of Trustees
attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance
Committees additional annual fees of $500). With the exception of an Audit
Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible
Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the
Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC
Plan

                                       18

amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now subject to the terms of the DC Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation paid to the Fund's
Trustees from the Fund for the fiscal year ended September 30, 2004.

                               FUND COMPENSATION

                                         AGGREGATE
                                        COMPENSATION
NAME OF TRUSTEE                          FROM FUND
------------------------------------   -------------

Michael Bozic(1)(3) ................       $  725
Charles A. Fiumefreddo*(2) .........        1,453
Edwin J. Garn(1)(3) ................          725
Wayne E. Hedien(1)(2) ..............          725
James F. Higgins* ..................            0
Dr. Manuel H. Johnson(1) ...........          967
Joseph J. Kearns(1)(4) .............          842
Michael E. Nugent(1)(2) ............          846
Fergus Reid(1)(3) ..................          846

----------
(*)   Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.
(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.
(4)   Includes $324 of compensation deferred at the election of the Trustee under the DC Plan.

     The following table shows aggregate compensation paid to each of the
Fund's Trustees by the Fund Complex (which includes all of the Retail and
Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo,
Garn, Hedien, Johnson and Higgins began serving as Trustees of the
Institutional Funds on July 31, 2003, and served as Trustees of the Retail
Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as
Trustees of the Institutional Funds during the calendar year ended December 31,
2003. Mr. Nugent served as Trustee of both the Institutional Funds and the
Retail Funds during the calendar year ended December 31, 2003.

                      CASH COMPENSATION FROM FUND COMPLEX

                                        NUMBER OF
                                    PORTFOLIOS IN THE
                                      FUND COMPLEX       TOTAL COMPENSATION
                                     FROM WHICH THE        FROM THE FUND
                                    TRUSTEE RECEIVED      COMPLEX PAYABLE
NAME OF TRUSTEE                       COMPENSATION          TO TRUSTEES
--------------------------------   ------------------   -------------------

Michael Bozic ..................          208                 $164,400
Charles A. Fiumefreddo .........          208                  360,000
Edwin J. Garn ..................          208                  164,400
Wayne E. Hedien ................          208                  164,300
James F. Higgins ...............          208                        0
Dr. Manuel H. Johnson ..........          208                  228,213
Joseph J. Kearns(1) ............          209                  166,710
Michael E. Nugent ..............          208                  277,441
Fergus Reid(1) .................          209                  149,299

----------
(1)   Includes amounts deferred at the election of the Trustees under the Prior
      DC Plan. The total amounts of deferred compensation (including interest)
      payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512,
      respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
including the Fund, had adopted a retirement program under which an Independent
Trustee who retired after serving for at least

                                       19

five years as an Independent Trustee of any such fund (an "Eligible Trustee")
would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Fund for the fiscal year ended September 30,
2004 and by the 49 Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees from the
Fund as of the fiscal year ended September 30, 2004 and from the 49 Retail
Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

                                RETIREMENT BENEFITS ACCRUED AS    ESTIMATED ANNUAL BENEFITS UPON
                                         FUND EXPENSES                    RETIREMENT(1)
                                ------------------------------- ----------------------------------
                                               BY ALL ADOPTING                   FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE      BY THE FUND        FUNDS        FROM THE FUND         FUNDS
------------------------------- ------------- ----------------- --------------- ------------------

Michael Bozic .................      $385          $19,842           $  967           $47,838
Edwin J. Garn .................       604           35,306              985            47,877
Wayne E. Hedien ...............       749           38,649              837            40,839
Dr. Manuel H. Johnson .........       417           20,125            1,420            70,050
Michael E. Nugent .............       746           36,265            1,269            62,646

----------
(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the
Fund as of November 9, 2004: State Street Bank and Trust Co. for the benefit of
ADP/Morgan Stanley Alliance, 105 Rosemont Ave., Westwood, MA 02090-2318 -
59.63%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. Investment Adviser and Administrator

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an Investment Management Agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of the fund determined as of the close of each business day:
0.50% of the portion of the Fund's average daily net assets not exceeding $500 million and 0.475% of the portion of the Funds average daily net assets exceeding $500 million. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended September 30, 2002, 2003 and 2004, the Investment Adviser
accrued total compensation under the Management Agreement in the amount of
$2,571,712, $1,926,214 and $2,841,975, respectively.

                                       20

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Investment Management Agreement to remove the administration services component from the Investment Management Agreement and to reduce the investment advisory fee to the annual rate of 0.42% of the portion of the Fund's average daily net assets not exceeding $500 million and
0.395% of the portion of the Fund's average daily net assets exceeding $500 million. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment
Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement").
The administration services previously provided to the Fund by the Investment
Adviser will be provided by Morgan Stanley Services Company Inc.
("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement")
entered into by the Fund with the Administrator. Such change resulted in a .08%
reduction in the advisory fee concurrent with the implementation of a .08%
administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser.

     Although the entities providing administrative services to the fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

     In approving the Advisory agreements, the Board of Trustees, including the
Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser, the performance, fees and expenses of the
Fund compared to other similar investment companies, the Investment Adviser's expenses in providing the services, the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted
their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment
Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent
Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to
Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

                                       21

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions.
The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders'
and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the
Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment
Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees;
provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

                                       22

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to
Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the
Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan
Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended September 30, in approximate amounts as provided in the table below
(the Distributor did not retain any of these amounts).

                              2004                      2003                      2002
                     ---------------------     ---------------------     ---------------------

Class A ..........   FSCs:(1)     $ 24,833     FSCs:(1)     $ 17,317     FSCs:(1)     $ 11,432
                     CDSCs:       $    861     CDSCs:       $     30     CDSCs:       $     42
Class B ..........   CDSCs:       $478,206     CDSCs:       $201,643     CDSCs:       $336,609
Class C ..........   CDSCs:       $  1,821     CDSCs:       $  1,525     CDSCs:       $  3,299

----------

(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended
September 30, 2004, Class B shares of the Fund accrued amounts payable to the
Distributor under the

                                       23

Plan of $3,926,143. This amount is equal to 1.00% of the average daily net assets of Class B and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended September 30, 2004, Class A and Class C shares of the Fund accrued payments under the Plan amounting to
$100,926 and $266,204, respectively, which amounts are equal to 0.23% and 1.00%
of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold and an annual residual commission, currently a residual of up to
0.25% of the current value of the respective accounts for which they are the
Financial Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest
(computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of
Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of

                                       24

all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives
(for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the
Fund, and in making such a determination shall consider the scope of the
Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2004 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $128,696,606 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 6.53% ($8,401,617) - advertising and promotional expenses; (ii) 0.44%
($572,981) - printing of prospectuses for distribution to other than current shareholders; and (iii) 93.03% ($119,722,008) - other expenses, including the gross sales credit and the carrying charge, of which 13.54% ($16,211,168)
represents carrying charges, 26.39% ($31,599,425) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 37.36% ($44,727,689) represents overhead and other branch office distribution-related expenses and 22.71% ($27,183,726) represents excess distribution expenses of Morgan Stanley Next Generation Trust and Morgan
Stanley New Discoveries Fund, the net assets of each which were combined with the Fund on December 19, 2003 pursuant to an Agreement and Plan of
Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September 30,
2004 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by
Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the
Fund's Class B shares, totaled $32,581,835 as of September 30, 2004 (the end of the Fund's fiscal year), which was equal to 8.36% of the net assets of Class B on such date. Because there is no requirement under the Plan that the
Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the
Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B shares.

                                       25

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the
Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2003 (the end of the
calendar year). No interest or other financing charges will be incurred on any
Class A or Class C distribution expenses incurred by the Distributor under the
Plan or on any unreimbursed expenses due to the Distributor pursuant to the
Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley
Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan
Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3)
what services had been provided and were continuing to be provided under the
Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the
Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

                                       26

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the
Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Invesment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

H. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities are attached as Appendix A.
Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 869-NEWS or by visiting the Mutual Fund
Center on our web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's (the "SEC") web site at
http://www.sec.gov.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended September 30, 2002, 2003 and 2004, the Fund paid a total of $3,873,262, $3,059,423 and $2,224,732, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The
Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan
Stanley DW is better than that available from other dealers.

                                       27

     During the fiscal years ended September 30, 2002, 2003 and 2004, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the
Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended September 30, 2002, 2003, and 2004 the Fund paid no brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended September 30, 2002, 2003 and 2004, the Fund paid a total of $16,763, $82,818 and $10,426, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended September 30,
2004, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 0.47% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.98% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the
Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United
States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment
Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment;
wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized

                                       28

by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.  DIRECTED BROKERAGE

     During the fiscal year ended September 30, 2004, the Fund paid $2,043,678 in brokerage commissions in connection with transactions in the aggregate amount of $1,487,696,814 to brokers because of research services provided.

E.  REGULAR BROKER-DEALERS

     During the fiscal year ended September 30, 2004, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At September 30, 2004, the Fund did not own any securities issued by any such issuers.

F.  REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or servicing of Fund shares. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sales of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other
Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the
Investment Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be substantial and may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

   (1)   On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

   (2)   On sales of Class D shares other than shares held by participants in the Investment Adviser's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other
         Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There

                                       29

         is a chargeback of 100% of the gross sales credit amount paid if the
         Class D shares are redeemed in the first year and a chargeback of 50%
         of the gross sales credit amount paid if the shares are redeemed in the second year.

   (3)   On sales (except purchases through 401(k) platforms) through Morgan
         Stanley DW's Mutual Fund Network:

         o    An amount equal to 0.20% of gross sales of Fund shares; and

         o    For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

   (4)   An amount equal to 0.20% on the value of shares sold through 401(k)
         platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide
Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     With respect to brokers, dealers or other Intermediaries, you should review carefully any disclosure by such broker, dealers or other Intermediaries as to its compensation.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in

                                       30

which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the
Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the
Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the
Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of
Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW and other authorized dealers as described in Section "V.
Investment Management and Other Services - E. Rule 12b-1 Plan." The price of
Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per

                                       31

share of each Class is calculated by dividing the value of the portion of the
Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the
Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the
Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-
exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k)
plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

                                       32

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts and non-U.S. corporations classified as
"passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year.
To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated

                                       33

investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The
Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends,"
provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Distributions attributable to gains from
"U.S. real property interests" (including certain U.S. real property holding corporations including certain REITs, and certain capital gain distributions from REITs) will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008.
Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Fund, followed by the purchase of shares in the other fund.

     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

                                       34

X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1
Plan."

XI. PERFORMANCE DATA

--------------------------------------------------------------------------------

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE

                        PERIOD ENDED SEPTEMBER 30, 2004.

                     INCEPTION
CLASS                  DATE         1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   -----------   -----------   ----------   -------------

Class A .........   07/28/97         13.67%        -1.30%           -          4.18%
Class B .........   04/29/83         14.06%        -1.25%        9.20%         7.53%
Class C .........   07/28/97         18.14%        -0.99%           -          4.18%
Class D .........   07/28/97         20.26%         0.00%           -          5.20%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDED SEPTEMBER 30, 2004.

                     INCEPTION
CLASS                  DATE         1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
-----------------   ----------   -----------   -----------   ----------   -------------

Class A .........   07/28/97         19.96%        -0.23%           -          4.96%
Class B .........   04/29/83         19.06%        -1.00%        9.20%         7.53%
Class C .........   07/28/97         19.14%        -0.99%           -          4.18%
Class D .........   07/28/97         20.26%         0.00%           -          5.20%

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDED SEPTEMBER 30, 2004

                     INCEPTION
CLASS                  DATE         1 YEAR       5 YEARS       10 YEARS      LIFE OF FUND
-----------------   ----------   -----------   -----------   ------------   -------------

Class A .........   07/28/97         19.96%        -1.12%             -          41.56%
Class B .........   04/29/83         19.06%        -4.92%        141.09%        373.97%
Class C .........   07/28/97         19.14%        -4.84%             -          34.18%
Class D .........   07/28/97         20.26%        -0.01%             -          43.87%

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE

                                    CLASS B

                        PERIOD ENDED SEPTEMBER 30, 2004

                                                      INCEPTION                                          LIFE OF
CALCULATION METHODOLOGY                                  DATE        1 YEAR      5 YEARS     10 YEARS     FUND
---------------------------------------------------  -----------  -----------  -----------  ---------- ----------

After taxes on distributions ......................  04/29/83         14.06%       -3.28%       7.01%      6.31%
After taxes on distributions and redemptions ......  04/29/83          9.14%       -1.51%       7.24%      6.27%

XII. FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     The Fund's audited financial statements for the fiscal year ended
September 30, 2004, including notes thereto and the report of Deloitte & Touche
LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

                                       35

XIII. FUND COUNSEL
--------------------------------------------------------------------------------
     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY
10019, acts as the Fund's legal counsel.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

                                       36

APPENDIX A. MORGAN STANLEY INVESTMENT MANAGEMENT
            PROXY VOTING POLICY AND PROCEDURES

--------------------------------------------------------------------------------
I. POLICY STATEMENT

     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment
Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors
Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP
GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment
Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley
Investment Management Company, Morgan Stanley Asset & Investment Trust
Management Co., Limited, Morgan Stanley Investment Management Private Limited,
Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan
Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van
Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM
Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor
Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of
Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management
Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM
Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process,
Institutional Shareholder Services ("ISS") and the Investor Responsibility
Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv)
requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients'
non-U.S. proxies will be voted on a best efforts basis

                                      A-1

only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM
Affiliates will follow (subject to any exception set forth herein) these Proxy
Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1.  When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o  Limiting Directors' liability and broadening indemnification of
          Directors.

       o  Requirement that a certain percentage (up to 662|M/3%) of its Board's
          members be comprised of independent and unaffiliated Directors.

       o  Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated
          Directors.

       o  Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o  Provisions for confidential voting and independent tabulation of voting results.

       o  Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2.  The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       Capitalization changes

       o  Capitalization changes that eliminate other classes of stock and voting rights.

       o  Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                                      A-2

       o  Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o  Proposals for share repurchase plans.

       o  Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o  Proposals to effect stock splits.

       o  Proposals to effect reverse stock splits if management
          proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       Compensation

       o  Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o  Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o  Establishment of Employee Stock Option Plans and other employee ownership plans.

       Anti-Takeover Matters

       o  Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o  Adoption of anti-greenmail provisions provided that the proposal: (i)
          defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3.  The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o  Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o  Creation of "blank check" preferred stock.

       o  Changes in capitalization by 100% or more.

       o  Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

       o  Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       o  Proposals to indemnify auditors.

                                      A-3

   4.  The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       Corporate Transactions

       o  Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations,
          restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       o  Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o  Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o  Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)    Whether the stock option plan is incentive based;

          (ii)   For mature companies, should be no more than 5% of the
                 issued capital at the time of approval;

          (iii)  For growth companies, should be no more than 10% of the issued capital at the time of approval.

       Anti-Takeover Provisions

       o  Proposals requiring shareholder ratification of poison pills.

       o  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1.  The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o  Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated
          Directors.

       o  Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.

   2.  The following shareholder proposals will be voted as determined by the
       Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o  Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

                                      A-4

       o  Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o  Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

   3.  The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o  Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o  Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o  Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1.  The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a)  The Committee, which will consist of members designated by MSIM's
            Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b)  The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy
            Standard.

       (c)  The Committee will meet at least monthly to (among other matters):
            (1) address any outstanding issues relating to MSIM's Proxy Voting
            Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as
            appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders.
            The Committee, or its designee, will timely communicate to ISS
            MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d)  The Committee will meet on an ad hoc basis to (among other matters):
            (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above.
            Split votes will generally not be approved within a single Global
            Investor Group

                                      A-5

            team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

       (e)  In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special
            Committee may request the assistance of the Law and Compliance
            Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special
            Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems
            appropriate.

       (f)  The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special
            Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S.
            registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable
            Board of Trustees/Directors of those investment companies at each
            Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and
            Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g)  The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special
            Committee so that, among other things, ISS will vote proxies consistent with their decisions.

                                       A-6

               MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
                            PART C OTHER INFORMATION

Item 22.          Exhibits
--------          --------

a(1).     Declaration of Trust of the Registrant, dated December 28, 1982, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment
          No. 13 to the Registration Statement on Form N-1A, filed on November
          22, 1995.

 (2).     Amendment, dated January 11, 1983, to the Declaration of Trust of the
          Registrant is incorporated by reference to Exhibit 1(b) of
          Post-Effective Amendment No. 13 to the Registration Statement on Form
          N-1A, filed on November 22, 1995.

 (3).     Amendment, dated May 18, 1984, to the Declaration of Trust of the
          Registrant is incorporated by reference to Exhibit 1(c) of
          Post-Effective Amendment No. 13 to the Registration Statement on Form
          N-1A, filed on November 22, 1995.

 (4).     Amendment, dated July 18, 1984, to the Declaration of Trust of the
          Registrant is incorporated by reference to Exhibit 1(d) of
          Post-Effective Amendment No. 13 to the Registration Statement on Form
          N-1A, filed on November 22, 1995.

 (5).     Instrument Establishing and Designating Additional Classes of Shares,
          dated July 28, 1997, is incorporated by reference to Exhibit 1 of
          Post-Effective Amendment No. 15 to the Registration Statement on Form
          N-1A, filed on July 10, 1997.

 (6).     Amendment, dated June 22, 1998, to the Declaration of Trust of the
          Registrant is incorporated by reference to Exhibit 1 of Post-Effective
          Amendment No. 17 to the Registration Statement on Form N-1A, filed on
          November 24, 1998.

 (7).     Amendment, dated June 18, 2001, to the Declaration of Trust of the
          Registrant is incorporated by reference to Exhibit 1(g) of
          Post-Effective Amendment No. 21 to the Registration Statement on Form
          N-1A, filed on November 28, 2001.

b.        Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated by reference to exhibit (b) of Post-Effective
          Amendment No. 23 to the Registration Statement on Form N-1A, filed on
          November 25, 2003.

c.        Not Applicable.

d.        Amended and Restated Investment Advisory Agreement between the
          Registrant and Morgan Stanley Investment Advisors Inc., dated November
          1, 2004, filed herein.

e(1).     Amended Distribution Agreement between the Registrant and Morgan
          Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 17 to the
          Registration Statement on Form N-1A, filed on November 24, 1998.

 (2).     Selected Dealer Agreement between Morgan Stanley Distributors Inc. and
          Morgan Stanley DW Inc., dated January 4, 1993, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 12 to the
          Registration Statement on Form N-1A, filed on November 21, 1994.

 (3).     Omnibus Selected Dealer Agreement between Morgan Stanley Distributors
          Inc. and National Financial Services Corporation, dated October 17,
          1998, is incorporated by

          reference to Exhibit 6 (b) of Post-Effective Amendment No. 17 to the
          Registration Statement on Form N-1A, filed on November 24, 1998.

  f.      Amended and Restated Retirement Plan for Non-Interested Trustees or
          Directors, dated May 8, 1997, is incorporated by reference to Exhibit
          7(a) of Post-Effective Amendment No. 18 to the Registration Statement
          on Form N-1A, filed on September 28, 1999.

g(1).     Custody Agreement between The Bank of New York and the Registrant, dated September 20, 1991, is incorporated by reference to Exhibit 8 of
          Post-Effective Amendment No. 13 to the Registration Statement on Form
          N-1A, filed on November 22, 1995.

 (2).     Amendment to the Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No.
          14 to the Registration Statement on Form N-1A, filed on November 21,
          1996.

 (3).     Amendment to the Custody Agreement of the Registrant, dated
          June 15, 2001, is incorporated by reference to Exhibit 7(c) of Post-
          Effective Amendment No. 21 to the Registration Statement on Form N-1A,
          filed on November 28, 2001.

 (4).     Foreign Custody Manager Agreement between The Bank of New York and the
          Registrant, dated June 15, 2001, is incorporated by
          reference to Exhibit 7(d) of Post-Effective Amendment No. 21 to the
          Registration Statement on Form N-1A, filed on November 28, 2001.

h(1).     Amended and Restated Transfer Agency and Services Agreement between the Registrant and Morgan Stanley Dean Witter Trust FSB, dated
          September 1, 2000, is incorporated by reference to Exhibit 8(a) of
          Post-Effective Amendment No. 20 to the Registration Statement of Form
          N-1A, filed on November 27, 2000.

 (2).     Administration Agreement between Morgan Stanley Services Company Inc.
          and the Registrant, dated November 1, 2004, filed herein.

(i)(1).   Opinion and Consent of Clifford Chance US LLP, filed herein.

   (2).   Opinion of Dechert LLP, filed herein.

j.        Consent of Independent Registered Public Accounting Firm, filed herein.

k.        Not Applicable.

l.        Not Applicable.

m.        Amended and Restated Plan of Distribution Pursuant to Rule 12b-1
          between the Registrant and Morgan Stanley Distributors Inc., dated May
          1, 2004, filed herein.

n.        Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3, dated
          October 28, 2004, filed herein.

o.        Not Applicable.

p(1).     Code of Ethics of Morgan Stanley Investment Management, filed herein.

 (2).     Code of Ethics of the Morgan Stanley Funds, filed herein.

Other.    Powers of Attorney of Trustees, dated January 30, 2004, filed herein.

ITEM 23.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 24.     INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the
Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust
and paragraph 9 of the Registrant's Amended and Restated Investment Advisory
Agreement, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the
Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the
Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the
indemnification provision of its by-laws in a manner consistent with Release
11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Adviser, the
Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of
Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors").
Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan
Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City,
New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP")
1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------                ----------------------------------------------------------------

Mitchell M. Merin                                 President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer                Investment Management; Chairman and Director of Morgan Stanley
and Director                                      Distributors; Chairman and Director of Morgan Stanley Trust;
                                                  President, Chief Executive Officer and Director of Morgan
                                                  Stanley Services; President of the Morgan Stanley Retail Funds
                                                  and the Institutional Funds; Director of Morgan Stanley
                                                  Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                                  the Van Kampen Open-End Funds; President and Chief Executive
                                                  Officer of the Van Kampen Closed-End Funds.

Barry Fink                                        Managing Director and General Counsel of Morgan Stanley
Managing Director and                             Investment Management; Managing Director and Director of Morgan
Director                                          Stanley Services; Managing Director, Secretary, and Director of
                                                  Morgan Stanley Distributors; Vice President of the Morgan Stanley
                                                  Funds.

Joseph J. McAlinden                               Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                             Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                                 Principal Executive Officer -- Office of the Funds; Managing
Managing Director,                                Director, Chief Administrative Officer and Director of Morgan
Chief Administrative Officer and                  Stanley Services; Chief Executive Officer and Director of Morgan
Director                                          Stanley Trust; Managing Director of Morgan Stanley Distributors;
                                                  Executive Vice President and Principal Executive Officer of the
                                                  Morgan Stanley Funds; Director of Morgan Stanley SICAV.

P. Dominic Caldecott                              Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                                 and Morgan Stanley Investment Management Limited.; Vice President
                                                  and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                                   Managing Director and Chief Administrative Officer-Investments
Managing Director and                             of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                                 President and Chief Executive Officer of Morgan Stanley
Executive Director                                Distributors.

Francis J. Smith                                  Executive Director of Morgan Stanley Services; Vice President
Executive Director                                and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 26. PRINCIPAL UNDERWRITERS

(a)      Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust
(2)  Active Assets Government Securities Trust
(3)  Active Assets Institutional Government Securities Trust
(4)  Active Assets Institutional Money Trust
(5)  Active Assets Money Trust
(6)  Active Assets Tax-Free Trust
(7)  Morgan Stanley Aggressive Equity Fund
(8)  Morgan Stanley Allocator Fund
(9)  Morgan Stanley American Opportunities Fund
(10) Morgan Stanley Balanced Growth Fund
(11) Morgan Stanley Balanced Income Fund
(12) Morgan Stanley Biotechnology Fund
(13) Morgan Stanley California Tax-Free Daily Income Trust
(14) Morgan Stanley California Tax-Free Income Fund
(15) Morgan Stanley Capital Opportunities Trust
(16) Morgan Stanley Convertible Securities Trust
(17) Morgan Stanley Developing Growth Securities Trust
(18) Morgan Stanley Dividend Growth Securities Inc.
(19) Morgan Stanley European Growth Fund Inc.
(20) Morgan Stanley Equally-Weighted S&P 500 Fund
(21) Morgan Stanley Federal Securities Trust
(22) Morgan Stanley Financial Services Trust
(23) Morgan Stanley Flexible Income Trust
(24) Morgan Stanley Fund of Funds
(25) Morgan Stanley Fundamental Value Fund
(26) Morgan Stanley Global Advantage Fund
(27) Morgan Stanley Global Dividend Growth Securities
(28) Morgan Stanley Global Utilities Fund
(29) Morgan Stanley Growth Fund

(30) Morgan Stanley Health Sciences Trust
(31) Morgan Stanley High Yield Securities Inc.
(32) Morgan Stanley Income Builder Fund
(33) Morgan Stanley Information Fund
(34) Morgan Stanley International Fund
(35) Morgan Stanley International SmallCap Fund
(36) Morgan Stanley International Value Equity Fund
(37) Morgan Stanley Japan Fund
(38) Morgan Stanley KLD Social Index Fund
(39) Morgan Stanley Latin American Growth Fund
(40) Morgan Stanley Limited Duration Fund
(41) Morgan Stanley Limited Duration U.S. Treasury Trust
(42) Morgan Stanley Limited Term Municipal Trust
(43) Morgan Stanley Liquid Asset Fund Inc.
(44) Morgan Stanley Mid-Cap Value Fund
(45) Morgan Stanley Nasdaq-100 Index Fund
(46) Morgan Stanley Natural Resource Development Securities Inc.
(47) Morgan Stanley New York Municipal Money Market Trust
(48) Morgan Stanley New York Tax-Free Income Fund
(49) Morgan Stanley Pacific Growth Fund Inc.
(50) Morgan Stanley Prime Income Trust
(51) Morgan Stanley Quality Income Trust
(52) Morgan Stanley Real Estate Fund
(53) Morgan Stanley S&P 500 Index Fund
(54) Morgan Stanley Select Dimensions Investment Series
(55) Morgan Stanley Small-Mid Special Value Fund
(56) Morgan Stanley Special Growth Fund
(57) Morgan Stanley Special Value Fund
(58) Morgan Stanley Strategist Fund
(59) Morgan Stanley Tax-Exempt Securities Trust
(60) Morgan Stanley Tax-Free Daily Income Trust

(61) Morgan Stanley Total Market Index Fund
(62) Morgan Stanley Total Return Trust
(63) Morgan Stanley U.S. Government Money Market Trust
(64) Morgan Stanley U.S. Government Securities Trust
(65) Morgan Stanley Utilities Fund
(66) Morgan Stanley Value Fund
(67) Morgan Stanley Variable Investment Series

(b)      The following information is given regarding directors and officers of
Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New
York 10020. None of the following persons has any position or office with the
Registrant.

                                    POSITIONS AND OFFICE WITH
NAME                               MORGAN STANLEY DISTRIBUTORS
----                       ----------------------------------------------
John Schaeffer                               Director

Fred Gonfiantini           Executive Director and Financial Operations
                           Principal of MS Distributors Inc.

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Adviser at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the
Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 28. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 29. UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to
Rule 485(b) under the Securities Act of 1933 and has duly caused this
Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of November, 2004.

                              MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST

                                             By   /s/ Amy R. Doberman
                                                  --------------------------
                                                  Amy R. Doberman
                                                  Vice President

         Pursuant to the requirements of the Securities Act of 1933, this
Post-Effective Amendment No. 24 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                                  Title                              Date
         ----------                                  -----                              ----

(1) Principal Executive Officer             Executive Vice President
                                            and Principal Executive Officer
By       /s/ Ronald E. Robinson                                                       11/30/04
     ------------------------------
         Ronald E. Robinson

(2) Principal Financial Officer             Chief Financial Officer

By       /s/ Francis J. Smith                                                         11/30/04
     ------------------------------
         Francis J. Smith

(3) Majority of the Trustees

         Charles A. Fiumefreddo (Chairman)
         James F. Higgins

By       /s/ Barry Fink                                                               11/30/04
    --------------------------------
         Barry Fink
         Attorney-in-Fact

         Michael Bozic     Joseph J. Kearns
         Edwin J. Garn     Michael E. Nugent
         Wayne E. Hedien   Fergus Reid
         Manuel H. Johnson

By       /s/ Carl Frischling                                                          11/30/04
     -------------------------------
         Carl Frischling
         Attorney-in-Fact

                MORGAN STANLEY DEVELOPING GROWTH SECURITIES TRUST
                                  EXHIBIT INDEX

(d).         Amended Investment Advisory Agreement, dated November 1, 2004.

(h)(2).      Administration Agreement, dated November 1, 2004.

(i)(1).      Opinion and Consent of Clifford Chance US LLP.

   (2).      Opinion of Dechert LLP, Massachusetts Counsel.

(j).         Consent of Independent Registered Public Accounting Firm.

(m).         Amended and Restated Plan of Distribution Pursuant to Rule 12b-1,
             dated May 1, 2004.

(n).         Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3, dated
             October 28, 2004.

(p)(1).      Code of Ethics of Morgan Stanley Investment Management.

   (2).      Code of Ethics of the Morgan Stanley Funds.

 Other.      Powers of Attorney of Trustees, dated January 30, 2004.